UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 27, 2016

Date of Report (Date of earliest event reported)

PRGX Global, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

0-28000	58-2213805
(Commission File Number)	(IRS Employer Identification No.)

600 Galleria Parkway, Suite 100, Atlanta, Georgia	30339-5949
(Address of Principal Executive Offices)	(Zip Code)

770-779-3900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2016, PRGX Global, Inc. (the “Company”) and Ronald E. Stewart, the Company’s President and Chief Executive Officer, entered into an amendment (the “Amendment”) to Mr. Stewart’s employment agreement, which extended the term of the employment agreement until December 31, 2018 and also provided for an increase in Mr. Stewart’s target and maximum short-term incentive opportunities (as a percentage of base salary) from 75% and 150%, respectively, to 90% and not less than 180%, respectively, and the grant of 200,000 stock appreciation rights, which are discussed in more detail below.

In accordance with the Amendment, on April 27, 2016, the Company granted Mr. Stewart stock appreciation rights covering 200,000 shares of the Company’s common stock, no par value per share (the “SARs”), with an initial value per share equal to $4.71, the closing price of the Company’s common stock on April 27, 2016, pursuant to a Stock Appreciation Rights Agreement, the form of which is filed with this Current Report on Form 8-K. The SARs were approved by the Company’s Compensation Committee and were granted under the PRGX Global, Inc. 2008 Equity Incentive Plan. The SARs will vest and become payable in cash in a lump sum (net of applicable withholdings) on June 30, 2018, subject to Mr. Stewart’s continued employment through such date. Upon vesting, the Company will pay Mr. Stewart an amount equal to the excess of (i) the fair market value, as of June 30, 2018, of the shares of the Company’s common stock with respect to the SARs that have become vested and payable over (ii) the aggregate initial value of such SARs.

Except as described above, all other material terms of Mr. Stewart’s employment agreement remain in full force and effect. The foregoing is qualified in its entirety by reference to the full text of the Amendment attached as Exhibit 10.1 to this Current Report and incorporated herein by reference. In addition, the foregoing is qualified in its entirety by reference to the PRGX Stock Appreciation Rights Agreement, the form of which is attached as Exhibit 10.2 to this Current Report.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit 10.1	Amendment of Employment Agreement dated April 27, 2016, by and between Ronald E. Stewart and the Company

Exhibit 10.2	Form of Stock Appreciation Rights Agreement

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRGX Global, Inc.

By:	/s/ Victor A. Allums
Victor A. Allums
Senior Vice President, Secretary and General Counsel

Dated: April 29, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

10.1	Amendment of Employment Agreement dated April 27, 2016, by and between Ronald E. Stewart and the Company

10.2	Form of Stock Appreciation Rights Agreement